SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                       Date of Report: - January 27, 2005

                            Assuretec Holdings, Inc.
                            ------------------------
               (Exact name of registrant as specified in charter)


  Delaware                       000-50506                    20-0007441
  --------                       ---------                    ----------
Jurisdiction of              Commission File                I. R. S. Employer
Incorporation                    Number                  Identification Number

                    200 Perimeter Road, Manchester, NH 03103
                   ------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (603) 641-8443

                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant
          ---------------------------------------------

     (a) On November 18, 2004 the Registrant's auditor Stephen A. Diamond, Chartered Accountant, 1200 Sheppard Ave. East, Suite 203, North York, Ontario, Canada M2K 2S5 resigned as the Registrant's independent registered public accountant. The Company has learned that Mr. Diamond is not registered with the Public Company Accounting Oversight Board (PCOAB) to issue audit reports for public companies. Stephen A. Diamond, Chartered Accountant, had previously provided the audit report for the Company's prior two fiscal years. Other than citing the inability of the Company to continue as a going concern, Mr. Diamond's report on the financial statements for the fiscal years ended June 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

          No disagreements occurred between the Registrant and former accountant, Stephen A. Diamond, Chartered Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the former accountant's satisfaction would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

          A letter from Stephen A. Diamond, Chartered Accountant, the former accountant, addressed to the Securities and Exchange Commission stating whether they agree with the Registrant's response to this Item is filed as an Exhibit hereto.

     (b) The Company has retained Marcum & Kliegman, LLP of 655 Third Avenue, 16th Floor, New York, NY 10017 as the Company's independent auditors to audit the Company's fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, respectively. The engagement of Marcum & Kliegman, LLP is effective January 27, 2005. The decision to retain Marcum & Kliegman, LLP was approved by the Board of Directors of the Registrant. Prior to the Company's engaging Marcum & Kliegman as the Company's independent accountant, the Registrant did not consult with or obtain oral or written advice from Marcum & Kliegman, LLP regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

         (c ) Exhibits

         16. Letter from Stephen A. Diamond in accordance with Item 304(a)(3) of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Assuretec Holdings, Inc.



                                     /s/ Kevin T. McGuire
                                         ---------------------------------------
                                         Treasurer and Chief Financial Officer


Dated: February 1, 2005